UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 18, 2020
J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed on November 18, 2020 (the “Original Form 8-K”) solely to correct an omission in Item 7.01. Item 7.01 should have reflected that J2 Global, Inc. (the “Company”) is reaffirming its previously-issued revised financial estimates for fiscal 2020 as part of the Company’s participation in the conferences described therein. No other changes have been made to the Original Form 8-K.

Item 7.01. Regulation FD Disclosure.

On November 18, 2020, J2 Global, Inc. (the “Company”) will participate in the RBC Virtual TIMT Conference. A Webcast of the Conference will be available at https://event.on24.com/wcc/r/2826726/02D6B5FADC0CF82DA8ED77761C7280B5.

On November 19, 2020, the Company will participate in the Furey Gems Conference. No Webcast is available.

As part of its participation in the conferences, the Company is reaffirming its previously-issued revised financial estimates for fiscal 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	November 18, 2020	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel